SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

On March 22, 2023, The Company was notified by the Contracting Officer of National Institute of Health-EPA our contract with them was not continuing and they were invoking the 45 days cancelation clause in the contract. As a result, the company will transition the closure of the contract on or about April 30, 2023. This will reduce on our annual revenue in the amount of approximately $5,122,000 in 2023, along with direct expenses that will be reduced by $4,650,000.

On March 23, 2023, the board of directors approved the purchase of TransportUS, Inc. While the Company explored the purchase of TransportUS, Inc., owned by Lawrence Garcia, the board of directors has determined, following due diligence, that the financial statements of TransportUS, Inc. are not in a form that can be audited under US GAAP. We have therefore abandoned such undertaking for the foreseeable future.